Independent Contractor Agreement

     This Independent Contractor Agreement (the "Agreement") is made and entered into by and between Vista Vacations International, Inc., a Florida corporation ("Vista"); and, Karyn McKnight, a resident of the State of Washington whose social security number is ###-##-#### (the "Independent Contractor"; Vista and the Independent Contractor being hereinafter collectively referred to as the "Parties" and generically as a "Party").

                                    Preamble:

     WHEREAS, Vista is engaged in providing the travel services industry specializing in cruise package development, promotions and sales through a network of home based agents communicating with Vista and with Vista's clients through the Internet; and

     WHEREAS, the Independent Contractor has substantial business experience, acumen and contacts, and desires to be included among the independent contractors engaged by Vista, from time to time, in rendering services to Vista's agents and clients; and

     WHEREAS, Vista is willing to use the Independent Contractor in conjunction with Vista's provision of services to Vista's clients, on the terms and subject to the conditions hereinafter set forth:

     NOW, THEREFORE, in consideration for the Independent Contractor's agreement to render the hereinafter described services as well as of the premises, the sum of TEN ($10) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                   Article One
                        Independent Contractor's Services

1.1      Description of Services

(A) The Independent Contractor's areas of expertise and the services it she is to provide to Vista and through Vista, to its agents and clients are more particularly described in exhibit 1.1 annexed hereto and made a part hereof (the "Areas of Service").

(B)      (1)   The Independent  Contractor shall make its services  available to
               Vista's clients solely through Vista.

         (2) The Independent Contractor's compensation shall an annual fee of $25,000.

(C) The Independent Contractor hereby represents and warrants to Vista and Vista's clients that it is subject to no legal, self regulatory organization or regulatory impediments to the provision of the services called for by this Agreement, or to receipt of the compensation called for under this Agreement or any supplements thereto; and, the Independent Contractor hereby irrevocably covenants and agrees to immediately bring to the attention of Vista any facts required to make the foregoing representation and warranty continuingly accurate throughout the term of this Agreement, or any supplements or extensions thereof.

1.2      Fiduciary Obligation to Vista and its Clients

(A) The Independent Contractor's primary duties shall be to Vista and in the event of a conflict, perceived or actual, between the Independent Contractor's obligations to Vista and Vista's clients, the Independent Contractor's duties to Vista shall be controlling.

(B) In rendering its services, the Independent Contractor shall not disclose to any third party any confidential non-public information furnished by Vista or its clients or otherwise obtained by it with respect to Vista or its clients.

1.3      Limitations on Services

(A) The Parties recognize that Vista is a subsidiary of a publicly traded company required to file periodic reports with the United States Securities and Exchange Commission (the "Commission") and that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the NASD, in-house "due diligence" or "compliance" departments of brokerage houses, etc.; accordingly, the Independent Contractor agrees that the Independent Contractor will not:

         (1) Release any financial or other material information or data about Vista without the prior consent and approval of Vista;

         (2) Release or make available any information or data about Vista clients to any selected or limited person(s), entity, or group if the Independent Contractor is aware that such information or data has not been generally released or promulgated.

(B) The Independent Contractor shall not take any action which would in any way adversely affect the reputation, standing or prospects of Vista or Vista's clients or which would cause Vista or its clients to be in violation of applicable laws.

(C) In the event that the Independent Contractor is an entity rather than a natural person, then the following provisions shall apply:

         (1) Karyn McKnight, a principal of the Independent Contractor (e.g., its president, director, stock holder, partner, member, etc.; sometimes hereinafter referred to as "Mr. Ms. McKnight") shall, unless otherwise consented to by Vista, be the person through which the Independent Contractor provides all its services hereunder;

         (2) In the event that Ms. McKnight becomes disassociated from the Independent Contractor, then Vista shall have the option of terminating this Agreement and requiring Ms. McKnight, at Ms. McKnight's election, of either personally or through a legal entity controlled by Ms. McKnight through which Ms. McKnight can personally provide the required services, to perform the obligations of the Independent Contractor for the balance of the term, or then operative renewal term, of this Agreement;

         (3) In the event that the responsibilities for fulfilling the terms of this Agreement devolve on Ms. McKnight personally, then it shall be presumed that the Independent Contractor has correspondingly assigned to Ms. McKnight all rights to receipt of compensation associated with such services;

         (4) In all instances in this Agreement to the provision of services by the Independent Contractor or the death of the Independent Contractor, or the inability of the Independent Contractor to provide services, or pertaining to conduct justifying earlier termination of this Agreement, such references shall include any such events, actions or failures to act by Ms. McKnight.

                                   Article Two
                      Term, Renewals & Earlier Termination

2.1      Term.

     This Agreement shall be for an initial term of one year, commencing on the date of its complete execution by all Parties, as evinced in the execution page hereof.

2.2      Renewals.

     This Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

2.3      Earlier Termination.

     Vista shall have the right to terminate this Agreement prior to the expiration of its Term or of any renewals thereof, subject to the provisions of Sections 2.4 and 2.5, for the following reasons:

(a)      For Cause:

         (1)      Vista may terminate this Agreement at any time for cause.

         (2) Such termination shall be evidenced by written notice thereof to the Independent Contractor, which notice shall specify the cause for termination.

         (3)      For purposes hereof, the term "cause" shall mean:

                  (A) The inability of the Independent Contractor, through sickness or other incapacity, to discharge her duties under this Agreement for 30 or more consecutive days or for a total of 60 or more days in a period of twelve consecutive months;

                  (B)      The  failure  of  the   Independent   Contractor   to
                           follow the directions of Vista's board of directors;

                  (C) Dishonesty; theft; or conviction of a crime involving moral turpitude;

                  (D) Material default in the performance of the Independent Contractor's obligations, services or duties required under this Agreement (other than due to illness) or material breach of any provision of this Agreement, which default or breach has continued for ten days after written notice of such default or breach.

(b)      Deterioration or Discontinuance of Business:

         (1) In the event that Vista experiences material business reversals or fails to meet the operational criteria reflected in its projections or business plans, then, subject to the provisions of Section 2.4, at the option of Vista, this Agreement shall terminate as of a date selected by Vista with the same force and effect as if such date was the date originally set as the termination date hereof.

         (2) In the event that Vista discontinues operating its business, this Agreement shall terminate as of the last day of the month on which it ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof; provided, however, that a reorganization of Vista shall not be deemed a termination of its business.

(c)      Death:

     This Agreement shall terminate immediately on the death of the Independent Contractor; however, all accrued compensation at such time shall be promptly paid to the Independent Contractor's estate.

2.4      Severance Payments and Alternatives to Termination

     In the event this Agreement is terminated for reasons other than for cause as described in Section 2.3(b) above, the Independent Contractor shall be entitled to either thirty days prior written notice or to a severance payment in a sum equal to the fee that would have been paid had 30 days prior written notice been provided; provided, however, that in lieu of termination, Vista may offer to continue this Agreement under modified compensation arrangements, if such arrangements are reflected in the written notice and accepted by the Independent Contractor prior to the end of the 30 day notice period.

2.5      Final Settlement.

     Upon termination of this Agreement and payment of all amounts due to the Independent Contractor hereunder, the Independent Contractor or his representative shall execute and deliver to the terminating entity on a form prepared by Vista, a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to Vista all records, manuals and written procedures, as may be desired by it for the continued conduct of its business.

                                  Article Three
                                  Compensation

3.1      Compensation.

     As consideration for the Independent Contractor's services to Vista the Independent Contractor shall be entitled to:

(a)       An  consulting  fee in the  aggregate  gross sum of $25,000 (the "Base
          Fee").

(b) Incentive stock options complying with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or successor provisions thereto (the "Options"), permitting the Independent Contractor to purchase up to 12,740 of the 931,000 shares of the common stock of AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which holds of all of Vista's capital stock and other securities ("AmeriNet"), that AmeriNet reserved for issuance to Vista employees and qualifying consultants in conjunction with the Reorganization Agreement pursuant to which AmeriNet acquired all of Vista's securities (the "Independent Contractor's Option Shares"), on the following terms and subject to the following conditions:

         (1) The Independent Contractor's rights to the Options will vest as follows:

                  (A) If Vista earns net, pre tax profits, determined in accordance with GAAP, of at least $400,000 during the period starting on July 1, 2000 and ending on June 30, 2001, then the Independent Contractor shall have the right to purchase 1,820 of the Independent Contractor's Option Shares.

                  (B) If Vista earns net, pre tax profits, determined in accordance with GAAP, of at least $1,200,000 during the period starting on July 1, 2000 and ending on June 30, 2002, then the Independent Contractor shall have the right to purchase 5,460 of the Independent Contractor's Option Shares (including the 1,820 shares first referred to above) and

                  (C) If Vista earns net, pre tax profits, determined in accordance with GAAP, of at least $2,800,000 during the period starting on July 1, 2000 and ending on June 30, 2003, then the Independent Contractor shall have the right to purchase all of the Independent Contractor's Option Shares (including the 5,460 shares first referred to above).

         (2) If Vista fails to attain the earnings requirements for exercise of the Options during a measuring year, all of the Independent Contractor's rights to the Independent Contractor's Option Shares that would have become vested on such year shall lapse and be of no further force or effect.

         (3) The Options will be exercisable at a price of $1.875 per share for a period commencing on the date of vesting and ending on the earlier of June 30, 2005 or the 90th day after termination of this Agreement.

         (4) All other terms pertaining to the Options are hereby incorporated by reference from those contained in AmeriNet's Non-Qualified Stock Option & Stock Incentive Plan, Effective as of January 1 , 2000 filed by AmeriNet with the United States Securities and Exchange Commission (the "Commission"), a copy of which is annexed hereto and made a part hereof as exhibit 3.1(B)(2), except to the extent that they would be inconsistent with the specific terms in this Section 3.1 unless such inconsistency is required by the provisions of Code Section 422.

3.3      Indemnification.

     Vista will defend, indemnify and hold the Independent Contractor harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him in good faith on behalf of Vista, its affiliates or for other persons or entities at the request of the board of directors of Vista, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for the Independent Contractor to incur any out of pocket expenses; provided, however, that the Independent Contractor permits the majority stockholders of Vista to select and supervise all per sonnel involved in such defense and that the Independent Contractor waive any conflicts of interest that such personnel may have as a result of also representing Vista, its stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.

                                  Article Four
                                Special Covenants

4.1      Confidentiality, Non-Circumvention and Non-Competition.

     During the term of this Agreement, all renewals thereof and for a period of two years after its termination, the Independent Contractor hereby irrevocably agrees to be bound by the following restrictions, which constitute a material inducement for Vista's entry into this Agreement and for AmeriNet's agreement to provide shares of its common stock as the securities underlying the Options:

(a) Because the Independent Contractor will be developing for Vista, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as Vista's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; as material inducement to the entry into this Agreement by Vista, the Independent Contractor hereby covenants and agrees not to personally use, divulge or disclose, for any purpose whatsoever, directly or indirectly, any of such confidential information during the term of this Agreement, any renewals thereof, and for a period of two years after its termination.

(b) The Independent Contractor hereby covenants and agrees to be bound as a fiduciary of Vista, as if the Independent Contractor were a partner in a partnership bound by the partnership opportunities doctrine, as such concept has been judicially and legislatively developed in the State of Florida, and consequently, without the prior written consent of Vista, on a specific, case by case basis, the Independent Contractor shall not, among other things, directly or indirectly:

         (1) Engage in any activities, whether or not for profit, competitive with Vista's business.

         (2)   Solicit or accept any person providing services to Vista, whether
               as  an  employee,   consultant  or  independent  contractor,  for
               employment or provision of services.

         (3) Induce any client or customer of Vista to cease doing business with Vista or to engage in business with any person engaged in business activities that compete with Vista's business.

         (4) Divert any business opportunity within the general scope of Vista's business and business capacity, to any other person or entity.

4.2      Special Remedies.

     In view of the irreparable harm and damage which would undoubtedly occur to Vista as a result of a breach by the Independent Contractor of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect Vista's interests, the Independent Contractor hereby covenants and agrees that Vista shall have the following additional rights and remedies in the event of a breach hereof:

(a) In addition to and not in limitation of any other rights, remedies or damages available to Vista, whether at law or in equity, it shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Independent Contractor, or by the Independent Contractor's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him and the Independent Contractor hereby consents to the issuance of such a permanent injunction; and

(b) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Vista may sustain prior to the effective enforcement of such injunction, the Independent Contractor hereby covenants and agrees to pay over to Vista, in the event he violates the covenants and agreements contained in Section 4.2 hereof, the greater of:

         (1) Any payment or compensation of any kind received by the Independent Contractor or by persons affiliated with or acting for or with the Independent Contractor, because of such violation before the issuance of such injunction, or

         (2) The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Vista as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to Vista for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect Vista from the injury caused by such breaches would be injunctive relief.

4.3      Cumulative Remedies.

     The Independent Contractor hereby irrevocably agrees that the remedies described in Section 4.2 shall be in addition to, and not in limitation of, any of the rights or remedies to which Vista is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4      Acknowledgment of Reasonableness.

(a) The Independent Contractor hereby represents, warrants and acknowledges that having carefully read and considered the provisions of this Article Four, the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Vista, its officers, directors and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Independent Contractor hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Independent Contractor hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(b) In determining the nature of this limitation, the Independent Contractor hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to circumvent, disclose or compete be imposed and maintained to the greatest extent possible.

4.5      Unauthorized Acts.

     The Independent Contractor hereby covenants and agrees not do any act or incur any obligation on behalf of Vista except as authorized by its board of directors or by its stockholders pursuant to duly adopted stockholder action or reasonably inferred therefrom.

                                  Article Five
                                  Miscellaneous

5.1      Notices.

(a)      (1)   All notices,  demands or other communications  hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                                          To the Independent Contractor:

                                 Karyn McKnight
              10020 A Main Street, Suite 177; Bellevue, Washington 98004 Telephone (425) 957-3561; Fax, (425) 641-1248;
                           e-mail, vistavoice@aol.com

                                    To Vista:

                       Vista Vacations International, Inc.
                      Attention: Teri E. Nadler, President
                  5653 Northwest 29th Street; Margate, Florida
           33063 Telephone (954) 975-0898; Fax (954) 975-8447; e-mail
                      terie@flinet.com; with a fax copy to

                                 Scott B. Ugell
                 155 North Main Street; New City, New York 10956
   Telephone (914) 639-7011; Fax (914) 639-7088; and, e-mail esqjudge@aol.com

         (2) In each case, copies of notices will also be provided to:

                            AmeriNet Group.com, Inc.
                          The Crystal Corporate Center;
       2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431
 Telephone (561) 998-3435, Fax (561) 998-3425; and, e-mail carrington@flinet.com
                Attention: Michael Harris Jordan, President; and

                            AmeriNet Group.com, Inc.
                1941 Southeast 51st Terrace; Ocala, Florida 34471
  Telephone (352) 694-9182; Fax (954) 694-1325; and e-mail vanessa@atlantic.net
                    Attention: Vanessa H. Lindsey, Secretary;

         (3) Copies of notices will also be provided to such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(b)      (1)   The  Parties  acknowledge  that The  Yankee  Companies,  Inc.,  a
               Florida corporation ("Yankees") has acted as scrivener for the Parties in this transaction and that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement on their behalf since it cannot provide any Party with legal advice.

         (3) This Agreement shall not be interpreted more or less strictly against any Party based on its authorship.

5.2      Amendment.

(5) No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

(6) This Agreement may not be modified without the consent of a majority in interest of Vista's and AmeriNet's stockholders.

5.3      Merger.

(a) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(b) All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

5.4      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5      Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

5.6      Governing Law and Venue.

     This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

5.7      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)      (A)      First,  the issue  shall  be  submitted  to mediation
                           before  a  mediation   service  in  Broward   County,
                           Florida, to be selected by lot from six alternatives to be provided, two by Vista's majority stockholder, two by Vista and two by the Independent Contractor.

                  (B) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided,, two by Vista's majority stockholder, two by Vista and two by the Independent Contractor.

         (3)      (A)      Expenses  of  mediation  shall  be borne by Vista, if
                           successful.

                  (B)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (C) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

5.8      Benefit of Agreement.

(a) This Agreement may not be assigned by the Independent Contractor without the prior written consent of Vista.

(b) Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

5.9      Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10     Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11     Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

5.12     Status.

(a)      Nothing in this  Agreement  shall be  construed  or shall  constitute a
         partnership,    joint    venture,    employer-employee    relationship,
         lessor-lessee relationship, or principal-agent relationship.

(b) In amplification of the foregoing, the Independent Contractor shall be responsible for providing the Independent Contractor's own office facilities and supporting personnel and payment of all expenses associated with provision of services and shall generally determine the time and place for the performance of the Independent Contractor's services under this Agreement, provided that such time and place must be reasonable under the circumstances and acceptable to the Vista's client involved.

(c) Consequently, throughout the term of this Agreement, the Independent Contractor shall serve an independent contractor, as that term is defined, without limitation, by the United States Internal Revenue Service, and in conjunction therewith, shall be responsible for all of the Independent Contractor's tax reporting and payment obligations.

(d) The Independent Contractor agrees not to enter into any contracts or take other action which binds or obligates Vista and at all times to hold itself out and conduct itself as an independent contractor of Vista.

5.13     Counterparts.

(a)      This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

5.14     License.

(a) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

     In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence

                                                      The Independent Contractor

--------------------------
                                                        /s/ Karyn McKnight
--------------------------                            --------------------------
                                                                  Karyn McKnight

Dated:   March 12, 2000

                                             Vista Vacations International, Inc.
                                                          a Florida corporation.
--------------------------

__________________________                  By:      /s/ Teri E. Nadler
                                                     ___________________________
                                                      Teri E. Nadler, President

(CORPORATE SEAL)
                                           Attest:  /s/ Alicia Torrealba
                                                      __________________________
                                                    Alicia Torrealba, Secretary

Dated:   March 12, 2000